UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K/A
__________________________________
CURRENT REPORT
Amendment No. 1 to Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 31, 2013

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road Burlington, Massachusetts 01803
(Address of Principal Executive Offices)

(781) 565-5000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01. Completion of Acquisition or Disposition of Assets	3
Item 9.01. Financial Statements and Exhibits	4
SIGNATURE	5
EXHIBIT INDEX	6
EX-2.1* Agreement and Plan of Merger
EX-23.1 Consent of Independent Auditors
EX-99.1 Unaudited Interim Condensed Combined Financial Statements of Tweddle Group Technologies, LLC
EX-99.2 Combined Financial Statements of Tweddle Group Technologies, LLC
EX-99.3 Unaudited Pro Forma Combined Financial Statements
 *Previously filed

Item 2.01. Completion of Acquisition or Disposition of Assets
On June 5, 2013, Nuance Communications, Inc. (“Nuance”) filed a report on Form 8-K to report the completion of the acquisition of assets of the Tweddle Group, Inc., a Michigan corporation, and Tweddle Group Technologies, LLC, a Michigan limited liability company (together the "Sellers") constituting the Technology Solutions Segment of the Sellers (“TGT”). At that time, we indicated that we intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, we are amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired

(1)
The unaudited interim condensed combined financial statements of TGT, including TGT’s unaudited condensed balance sheet as of March 31, 2013, and condensed results of operations, and cash flows for the three months ended March 31, 2013 and 2012, and statement of changes in owners' net investment for the three months ended March 31, 2013 are being filed as Exhibit 99.1 to this Form 8-K/A.

(2)
The audited combined financial statements of TGT, including TGT’s audited balance sheet as of December 31, 2012, and results of operations, statement of changes in owners' net investment and cash flows for the year then ended, are being filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information

(1)
The unaudited pro forma combined statement of operations of Nuance for the year ended September 30, 2012, giving effect to the acquisitions of TGT, Vlingo Corporation, Transcend Services, Inc. and Swype, Inc.; for the six months ended March 31, 2013, giving effect to the acquisition of TGT; and the unaudited pro forma combined balance sheet of Nuance as of March 31, 2013, giving effect to the acquisition of TGT are included within Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits

2.1*
Asset Purchase Agreement, dated as of May 24, 2013, by and among Nuance, Telluride, Inc., Tweddle Group, Inc., Tweddle Group Technologies, LLC, The Andrew M. Tweddle Revocable Living Trust and Andrew M. Tweddle.

23.1	Consent of Independent Auditors.

99.1	Unaudited interim condensed combined financial statements of Tweddle Group Technologies, LLC. as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

99.2	Combined financial statements of Tweddle Group Technologies, LLC, as of December 31, 2012 and for the year then ended December 31, 2012.

99.3	Unaudited pro forma combined financial statements.

* Previously filed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin
Chief Financial Officer
Date: August 7, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1*
Asset Purchase Agreement, dated as of May 24, 2013, by and among Nuance, Telluride, Inc., Tweddle Group, Inc., Tweddle Group Technologies, LLC, The Andrew M. Tweddle Revocable Living Trust and Andrew M. Tweddle.

23.1	Consent of Independent Auditors.

99.1	Unaudited interim condensed combined financial statements of Tweddle Group Technologies, LLC. as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

99.2	Combined financial statements of Tweddle Group Technologies, LLC, as of December 31, 2012 and for the year then ended December 31, 2012.

99.3	Unaudited pro forma combined financial statements.

* Previously filed.

6